EXHIBIT 10.2


                  GOLDEN BEAR GOLF, INC. 1996 STOCK OPTION PLAN

         1. PURPOSES. The purposes of this 1996 Stock Option Plan (the "Plan") are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonqualified Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement.

         2.       DEFINITIONS.   As used herein, the following definitions shall
apply:

                  (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

                  (b) "CLASS A COMMON STOCK" shall mean the Class A common stock, par value $.01 per share, of the Company.

                  (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "COMPANY" shall mean Golden Bear Golf, Inc., a Florida corporation, and its successors and assigns.

                  (e) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of
Section 4 of the Plan.

                  (f) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Committee.

                  (g) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (i) "INCENTIVE STOCK OPTION" shall mean a stock option intended to qualify as an "incentive stock option" within the meaning of
Section 422 of the Code.

                  (j) "NONQUALIFIED STOCK OPTION" shall mean a stock option not intended to qualify as an Incentive Stock Option.


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                  (k)      "OPTION" shall mean a stock option granted
pursuant to the Plan.

                  (l) "OPTIONED STOCK" shall mean the Class A Common Stock subject to an Option.

                  (m)      "OPTIONEE" shall mean the recipient of an Option.

                  (n) "PARENT" shall mean a "parent corporation" of the Company, whether now or hereafter existing, as defined in
Section 424(e) of the Code.

                  (o) "RULE 16B-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule.

                  (p) "SHARE" shall mean a share of the Class A Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (q) "SUBSIDIARY" shall mean a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (r) "TRANSFEREE" shall mean a "transferee" of the Optionee as defined in Section 12 of the Plan.

         3. STOCK. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 675,000. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

         4.       ADMINISTRATION.

                  (a)      COMMITTEE.   The Plan at all times shall be
administered by a Committee appointed by the Board of Directors.
 The Committee shall consist of not less than two members of the Board of Directors, each of whom must be a "disinterested person" as defined in Rule 16b-3 and an "outside director" as defined for purposes of Section 162(m) of the Code.

                  (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonqualified Stock Options; (ii) to determine the fair market value of the Class A Common Stock; (iii) to determine the exercise price per Share of Options to be granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to determine the vesting schedule of Options to be granted; (vi) to prescribe, amend

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and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted under the Plan (which need not be identical); (viii) to accelerate the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to specific members of management or to a committee of management personnel the authority to determine:
(A) the persons to whom, and the time and times at which, Options shall be granted and the number of Shares to be represented by each Option; (B) the vesting schedule of Options; (C) the term of Options; and (D) other terms and conditions of any Options, provided that the Committee shall not have the authority to delegate such matters with respect to awards to be granted to any person subject to Section 16 of the Exchange Act or any "covered employee" under
Section 162(m) of the Code; and (xi) to interpret the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may require the voluntary surrender of all or any portion of any Option granted under the Plan as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered shall be unexercisable and the Shares previously subject to such Options shall be available for the grant of other Options.

                  (c)      EFFECT OF THE COMMITTEE'S DECISION.   All decisions,
determinations and interpretations of the Committee shall be final and binding on all Optionees or Transferees, if applicable.

         5.       ELIGIBILITY.   Incentive Stock Options may be granted only to
Employees. Nonqualified Stock Options may be granted to Employees, non-Employee directors (in accordance with the provisions of Section 6 of the Plan), independent contractors and agents. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options. Subject to the provisions of Section 13 of the Plan, the maximum number of Shares with respect to which Options may be granted under the Plan to any Employee in any calendar year is 200,000 Shares.

         Except as otherwise provided under the Code, to the extent that the aggregate fair market value of stock for which Incentive Stock Options (under all stock option plans of the Company and of any Parent or Subsidiary) are exercisable for the first time by an Employee during any calendar year exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this limitation, (a) the fair market value of stock is determined as of the time the Option is granted and (b) the limitation is

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applied by taking into account Options in the order in which they were granted.

         The Plan shall not confer upon any Optionee any right with respect to continuation of employment, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

         6. AUTOMATIC GRANT OF OPTION TO NON-EMPLOYEE DIRECTORS. Subject to
Section 3 of the Plan, each person who is a non-Employee director of the Company on the effective date of the Plan and each person who is a non-Employee director of the Company on the first business day following any annual meeting of shareholders of the Company shall automatically receive on such date an Option to acquire 1,000 Shares, as adjusted in accordance with the provisions of
Section 13 of the Plan. The exercise price for the Shares to be issued pursuant to Options granted under this Section 6 shall be as set forth in Section 9
(a)(ii) of the Plan. The Options granted pursuant to this Section 6 shall have a term of ten years from the date of grant. The foregoing formula may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Non-Employee directors shall have the right, if they so wish, to decline receipt of any Options to be granted under this Section 6.

         7. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors; provided that, if the Plan is not approved by the shareholders of the Company in accordance with Section 18 of the Plan within twelve months after the date of adoption by the Board of Directors, the Plan and any Options granted thereunder shall terminate and become null and void. The Plan shall continue in effect until April 30, 2006 unless sooner terminated in accordance with Section 15 of the Plan.

         8. TERM OF OPTION. The term of each Option shall be ten years from the date of grant thereof or such shorter term as may be determined by the Committee; provided, however, that the term of each Option granted under Section 6 of the Plan shall be ten years from the date of grant. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter time as may be determined by the Committee.

         9.       EXERCISE PRICE AND CONSIDERATION.

                  (a) PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price

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as determined by the Committee, but shall be subject to the following:

                           (i)      In the case of an Incentive Stock Option
which is: (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; and (B) granted to any other Employee, the per share exercise price shall be no less than the fair market value per Share on the date of grant.

                           (ii)     In the case of a Nonqualified Stock Option,
the per Share exercise price shall be no less than the fair market value per Share on the date of grant and, with respect to Options granted to non-Employee directors as provided in Section 6 of the Plan, shall be equal to the fair market value per Share on the date of the grant.

                  (b) CERTAIN CORPORATE TRANSACTIONS. Notwithstanding Section 9(a) of the Plan, in the event the Company substitutes an Option for a stock option issued by another corporation in connection with a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or partial or complete liquidation involving the Company and such other corporation, the exercise price of such substituted Option shall be as determined by the Committee in its discretion (subject to the provisions of Section 424(a) of the Code in the case of a stock option that was intended to qualify as an "incentive stock option") to preserve, on a per share basis immediately after such corporate transaction, the same ratio of fair market value per option share to exercise price per share which existed immediately prior to such corporate transaction under the option issued by such other corporation.

                  (c) DETERMINATION OF FAIR MARKET VALUE. The fair market value per share shall be determined by the Committee in its discretion; provided, however, that where there is a public market for the Class A Common Stock, the fair market value per Share shall be (i) if the Class A Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the closing price of Class A Common Stock on such exchange or reporting system, as the case may be, on the date of grant of the Option, as reported in any newspaper of general circulation, or (ii) if the Class A Common Stock is quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, or any similar system of automated

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dissemination of quotations of securities prices in common use, the mean between the closing bid and asked quotations for Class A Common Stock on the date of grant, as reported by a generally recognized reporting service.

                  (d) PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, promissory note, or other shares of the Company's capital stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Florida law and by the Committee. When payment of the exercise price for the Shares to be issued upon exercise of an Option consists of shares of the Company's capital stock, such shares will not be accepted as payment unless the Optionee or Transferee, if applicable, has held such shares for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes.

         10.      EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 9(d) of the Plan.

                  (b) RIGHTS AS A SHAREHOLDER. Until the issuance of the stock certificate evidencing such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under

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the Option, by the number of Shares as to which the Option is exercised.

         11.      TERMINATION OF EMPLOYMENT.

                  (a) TERMINATION OF STATUS AS AN EMPLOYEE. Unless otherwise determined by the Committee, if any Employee ceases to be in Continuous Status as an Employee, other than (i) by reason of retirement or (ii) as a result of a termination by the Company for deliberate, willful or gross misconduct, any Option held by such Employee or Transferee, if applicable, shall be exercisable within twelve months after the date said Employee ceases to be in Continuous Status as an Employee (or such longer period as the Committee shall determine) to the extent the Employee or Transferee, if applicable, was entitled to exercise such Option as of the date of such Employee's termination of employment.

                  (b) RETIREMENT OF OPTIONEE. If any Employee ceases to be in Continuous Status as an Employee by reason of such Employee's retirement, any Option held by such Employee or Transferee, if applicable, shall be exercisable within thirty-six months after the date said Employee ceases to be in Continuous Status as an Employee to the extent that the Employee or Transferee, if applicable, was entitled to exercise such Option as of the date of such Employee's retirement. For purposes of the Plan, "retirement" means termination of services as an Employee at or after age 65 other than as a result of deliberate, willful or gross misconduct.

                  (c) TERMINATION FOR MISCONDUCT. If any Employee ceases to be in Continuous Status as an Employee as a result of a termination by the Company for deliberate, willful or gross misconduct, any Option held by such Employee or Transferee, if applicable, shall terminate immediately and automatically on the date of said Employee's termination as an Employee unless otherwise determined by the Committee.

                  (d) DEATH OF OPTIONEE. Unless otherwise determined by the Committee, subject to the provisions of the Plan, any Option held by an Optionee or Transferee, if applicable, at the time of the Optionee's death may be subsequently exercised by either the legal representative of the Optionee's estate, the person or persons who acquired the right to exercise the Option by bequest or inheritance, or such Transferee, as the case may be, but only to the extent the Optionee or Transferee was entitled to exercise such Option as of the date of Optionee's death. In the event of the death of an Optionee during the final three months of the time period specified in Section 11(a) or 11(b), as applicable, the Option may be exercised, at any time within three months following the date of his death, by either the Optionee's estate, a person or persons who acquired the right to exercise the Option by bequest or inheritance or a Transferee, as the case may be, but only to the

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extent the Optionee or Transferee was entitled to exercise such Option as of the date of the Optionee's death.

                  (e) EXPIRATION OF OPTIONS. None of the events described above in this Section 11 shall extend the period of exercisability of the Option beyond the expiration date thereof. Unless otherwise determined by the Committee, to the extent that an Optionee or Transferee, if applicable, was not entitled to exercise an Option on the date said Optionee ceased to be in Continuous Status as an Employee or the date of the Optionee's death, or if the Optionee or Transferee does not exercise such Option (which they were entitled to exercise) within the time period specified in this Section 11, the Option shall terminate and become null and void. Notwithstanding the provisions of
Section 11(a), 11(b) or 11(d) of the Plan, no Options shall be exercisable after an Optionee ceases to be in Continuous Status as an Employee in the event the Optionee shall have, during the time period in which his Options are exercisable, engaged in deliberate action which, as determined by the Committee, causes substantial harm to the interests of the Company or constitutes a breach of any obligation of the Optionee to the Company. In such event, the Optionee or Transferee, if applicable, shall forfeit all rights to any unexercised Option as of the date of such deliberate action.

         12. NON-TRANSFERABILITY OF OPTIONS. During an Optionee's lifetime, an Option may be exercisable only by the Optionee and an Option granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b- 3, the Committee may grant Nonqualified Stock Options that permit an Optionee to transfer such Options to any of the following: (1) a spouse or lineal descendant of the Optionee; (2) a trust established primarily for the benefit of the Optionee and/or a spouse or lineal descendant of said Optionee; or (3) any charitable organization exempt from income tax under Section 501(c)(3) of the Code (collectively, the "Transferee"). Any other attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

         13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CHANGE IN CONTROL; DISSOLUTION.

                  (a) Subject to any required action by the shareholders of the Company, each of (i) the number of shares of Class A Common Stock covered by each outstanding Option, (ii) the number of shares

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of Class A Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, (iii) the price per share of Class A Common Stock covered by each such outstanding Option, (iv) the number of shares of Class A Common Stock to be granted to non- Employee directors pursuant to Section 6 of the Plan, and (v) the maximum number of Shares with respect to which Options may be granted to any Employee, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Class A Common Stock or any other increase or decrease in the number of issued shares of Class A Common Stock effected without receipt of consideration by the Company; provided, however, that (a) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (b) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code; and provided further, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to an Option.

                  (b) If: (1) any person (as defined for purposes of Section 13(d) and 14(d) of the Exchange Act, but excluding any holder of the Company's Class B Common Stock, par value $.01 per share, the Company and any of its wholly-owned subsidiaries) acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding securities of the Company as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or (2) the shareholders of the Company approve (A) any consolidation or merger of the Company in which the Company is not the surviving corporation (other than a merger of the Company in which the holders of the Company's outstanding voting securities immediately prior to the merger have the same proportionate ownership of the surviving corporation immediately after the merger), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to an entity which is not a wholly-owned subsidiary of the Company, then the exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall, immediately prior to the specified effective date of any of the foregoing transactions, become fully

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exercisable with respect to the total number of Shares subject to such Option and may be exercisable for all or any portion of such Shares. Upon the consummation of any of such transactions (other than a transaction specified in Section 13(b)(i)), all outstanding Options under the Plan shall, to the extent not previously exercised, terminate and cease to be outstanding.

         (c) In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Committee.

         14. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall be the date on which the Committee makes the determination granting such Option or such later date as the Committee may specify. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         15.      AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) COMMITTEE ACTION; SHAREHOLDERS' APPROVAL. Subject to the limitations set forth in Section 6 of the Plan, the Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable; provided that, the following revisions or amendments shall require approval of the Company's shareholders in accordance with Section 18 of the
Plan: (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 13 of the Plan; (ii) any change in the designation of the class of persons eligible to be granted Options; (iii) any material increase in the benefits accruing to participants under the Plan; or (iv) any increase in the maximum number of Shares with respect to which Options may be granted to any Employee.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend or modify the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment or modification is in the best interest of shareholders or Optionees.

         16. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the

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approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

         17.      STOCK OPTION AGREEMENTS.   Options shall be evidenced by
written option agreements in such form as the Committee shall approve. Such agreements shall contain such provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall determine.

         18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company entitled to vote thereon within twelve months after the date the Plan is adopted. Shareholder approval for the continuance of the Plan or for any amendments to the Plan pursuant to Section 15(a) hereof shall be obtained by (i) the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon at any duly held shareholders meeting or (ii) to the extent permitted by the Articles of Incorporation and Bylaws of the Company, the written consent of a majority of the outstanding shares of the Company entitled to vote thereon.

         19. INDEMNIFICATION OF COMMITTEE MEMBERS. In addition to such other rights of indemnification they may have as Directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Articles of Incorporation and Bylaws of the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member did not act in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of the Company; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

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         20. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

         21.      SINGULAR, PLURAL; GENDER.   Whenever used herein, nouns in
the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         22.      HEADINGS.   Headings of Articles and Sections hereof are
inserted for convenience and reference; they constitute no part of the Plan.

         23. WITHHOLDINGS. The Company and any Subsidiary may, to the extent permitted by law, deduct from any payments or transfers of any kind due to an Optionee the amount of any federal, state, local or foreign taxes required by any governmental regulatory authority to be withheld or otherwise deducted with respect to the Options or the Optioned Stock.

         24. GOVERNING LAW. The Plan, the Options granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

         25. COMPLIANCE WITH RULE 16B-3. It is the intent of the Company that this Plan comply in all respect with Rule 16b-3 (or any successor rule) in connection with any Option granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, any provision of this Plan or any Option agreement that does not comply with the requirements of Rule 16b-3 (or any successor rule) as then applicable to any such person shall be construed or deemed amended to the extent necessary to conform to such requirements, except that such automatic amendment shall not apply to any other participant in the Plan who is not (at the time of such application) subject to Section 16 of the Exchange Act. Any action taken by the Committee pursuant to the Plan that does not comply with the requirements of Rule 16b-3 (or any successor rule) shall be null and void.

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